UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 4, 2020

Transcat, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-03905	16-0874418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Vantage Point Drive, Rochester, New York		14624
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	585-352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	TRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2020, in light of the economic uncertainty stemming from the COVID-19 pandemic and to mitigate any financial impact to the Company related to the pandemic, the Board of Directors (the “Board”) of Transcat, Inc. (the “Company”) approved temporary reductions to the base salary of certain of the Company’s officers. Effective as of April 1, 2020 and until such time as the Board determines to reinstate such salaries in full or part, the President and Chief Executive Officer’s base salary is reduced by 20% and the other named executive officers’ base salaries are reduced by 10%. The Company’s President and Chief Executive Officer agreed that this temporary reduction in his base salary does not constitute a “Material Change” under his Agreement for Severance Upon Change in Control with the Company.

Further, to support the Company’s cost reduction initiatives in response to the COVID-19 pandemic, the Board agreed to defer cash retainer fees for director services payable in the first quarter of fiscal 2021 until the earlier of payment of the annual performance-based cash incentive compensation to officers of the Company or December 31, 2020. The Board also agreed to reduce the cash retainer fees for directors, including additional cash retainer fees for chairpersons of each committee and the executive committee of the Board, by 20% until such time as the Board determines to reinstate such amounts in full or part.

Item 7.01 Regulation FD Disclosure.

On May 8, 2020, the Company posted slides to the Investor Relations section of its website that will accompany the Company’s presentation for the Oppenheimer 5th Annual Emerging Growth Conference on May 12, 2020. The slides are attached to this Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slides for May 12, 2020 Oppenheimer 5th Annual Emerging Growth Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: May 8, 2020	By:	/s/ Michael J. Tschiderer
Michael J. Tschiderer
Vice President of Finance and Chief Financial Officer